GUIDESTONE FUNDS

Supplement dated December 21, 2016

to

Statement of Additional Information (“SAI”) dated May 1, 2016

This supplement provides new and additional information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.

I.	CHANGES TO MANAGEMENT OF THE FUNDS

The SAI is hereby amended to add Christopher W. Kersey, MD, MBA as an Independent Trustee to the Board of Trustees of GuideStone Funds, effective January 18, 2017.

Under the heading, “Management of the Funds,” on page 42, the paragraph entitled The Board of Trustees is deleted in its entirety and replaced with the following:

The Board of Trustees. The operations of each Fund are under the direction of the Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight management of the Trust. The Board meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Only shareholders of the Trust, by a vote of a majority of the outstanding shares, may fill vacancies or otherwise elect a Trustee. The Board is comprised of nine individuals, two of whom are considered “interested” Trustees as defined by the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources. The remaining Trustees are deemed to be not “interested persons” of the Trust as defined by Section 2(a)(19) of the 1940 Act (“Independent Trustees”).

Under the heading, “Management of the Funds,” on page 43, the following information is added to the portion of the table listing the Independent Trustees:

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES
Christopher W. Kersey, MD, MBA (1969) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2017	Managing Member and Partner, Camden Partners Holdings, LLC, 2008 - present.	27	Essence Group Holdings Corporation – Board of Directors Member; IPG – Board of Directors Member; Metabolon – Board of Directors Member; Paragon Bioservices – Board of Directors Member; PatientSafe Solutions – Board of Directors Member; Johns Hopkins Medicine International – Chairman of the Board, 2011 - present; Johns Hopkins Medicine – Board of Trustees Member, 2010 - present; The Johns Hopkins Hospital – Board of Trustees Member, 2010 - present; The Johns Hopkins Hospital Endowment Fund – Board of Directors Member, 2010 - present; The Johns Hopkins Carey Business School – Member of the Health Care Advisory Board of Directors, 2012 - present.
(1)	Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the board of trustees of GuideStone Financial Resources. All Trustees must retire after reaching the age of seventy-seven years or after achieving ten years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

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In addition, under the heading “Management of the Funds,” on page 46, the following paragraph is added:

Christopher W. Kersey, MD, MBA. Dr. Kersey is a Managing Member and Partner of Camden Partners Holdings, LLC, a growth equity and investment management fund. In this capacity, he focuses on private equity investments in the health care and business services industries. Dr. Kersey currently serves on multiple Johns Hopkins boards as well as serving on the boards of directors for several portfolio companies. Dr. Kersey holds a Bachelor of Arts degree in Human Biology from Stanford University, a Master of Business Administration degree in Finance from Harvard Business School and a Doctor of Medicine degree from Emory University School of Medicine.

Under the heading “The Board’s Committees,” beginning on page 47, the paragraphs entitled Audit Committee and Nominating Committee are deleted in their entirety and replaced with the following:

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. George, Hartis, Hazel, Mack, Morgan and Tucker and Dr. Kersey (upon commencement of his service on the Board). Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2015, there were four meetings of the Audit Committee.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. George, Hartis, Hazel, Mack, Morgan and Tucker and Dr. Kersey (upon commencement of his service on the Board). The Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2015, there was one meeting of the Nominating Committee.

In the section Security and Other Interests, on page 48, the following information is added to portion of the table listing the Independent Trustees, which is current as of November 30, 2016:

Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INDEPENDENT TRUSTEES
Christopher W. Kersey	NONE	NONE

In the section describing Security and Other Interests, on page 48, the following sentence is deleted in its entirety and replaced with the following:

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of November 30, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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